Exhibit 99.1

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Allan W. Karp and William P. Logan, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Charlotte Russe Holding, Inc. (the “Company”) directly or indirectly beneficially owned by the undersigned or KarpReilly Capital Partners, L.P., or any of its affiliates (collectively, the “KarpReilly Group”), and (ii) any proxy solicitation of the KarpReilly Group to elect the KarpReilly Group’s slate of director nominees to the board of directors of the Company at the 2009 annual meeting of stockholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned that certain Amendment No. 3 to the Schedule 13D dated March 16, 2009, and any amendments thereto, filed by the KarpReilly Group under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation; and

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file any such document or amendment with the United States Securities and Exchange Commission and any stock exchange or similar authority.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the KarpReilly Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of March 2009.

/s/ Christopher K. Reilly
CHRISTOPHER K. REILLY

LIMITED POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Allan W. Karp and William P. Logan, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with filing forms with the United States Securities and Exchange Commission and any stock exchange or similar authority for (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Charlotte Russe Holding, Inc. (the “Company”) directly or indirectly beneficially owned by the undersigned or KarpReilly Capital Partners, L.P., or any of its affiliates (collectively, the “KarpReilly Group”), and (but excluding any power to dispose or to direct the disposition of said securities) (ii) any proxy solicitation of the KarpReilly Group to elect the KarpReilly Group’s slate of director nominees to the board of directors of the Company at the 2009 annual meeting of stockholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned that certain Amendment No. 3 to the Schedule 13D dated March 16, 2009, and any amendments thereto, filed by the KarpReilly Group under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation; and

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file any such document or amendment with the United States Securities and Exchange Commission and any stock exchange or similar authority.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the KarpReilly Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of March 2009.

/s/ Gabriel Bitton
GABRIEL BITTON

LIMITED POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Allan W. Karp and William P. Logan, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with filing forms with the United States Securities and Exchange Commission and any stock exchange or similar authority for (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Charlotte Russe Holding, Inc. (the “Company”) directly or indirectly beneficially owned by the undersigned or KarpReilly Capital Partners, L.P., or any of its affiliates (collectively, the “KarpReilly Group”), and (ii) any proxy solicitation of the KarpReilly Group to elect the KarpReilly Group’s slate of director nominees to the board of directors of the Company at the 2009 annual meeting of stockholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned that certain Amendment No. 3 to the Schedule 13D dated March 16, 2009, and any amendments thereto, filed by the KarpReilly Group under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation; and

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file any such document or amendment with the United States Securities and Exchange Commission and any stock exchange or similar authority.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the KarpReilly Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of March 2009.

/s/ Hezy Shaked
HEZY SHAKED